UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2007

OPTICAL COMMUNICATION PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31861	95-4344224
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6101 Variel Avenue Woodland Hills, CA		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(818) 251-7100

                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 28, 2007, the Company issued a press release announcing that it has set September 10, 2007 as the record date for its stockholders entitled to vote at its special meeting of stockholders to approve the pending merger between the Company and Oplink Communications, Inc. (“Oplink”).  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This information and Exhibit 99.1 are furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the remaining shares of the Company by Oplink. In connection with the proposed acquisition, the Company filed a preliminary proxy statement and Schedule 13E-3 with the SEC on August 27, 2007.  The Company will file a definitive proxy statement and other materials with the SEC in October.  We urge investors to read the definitive proxy statement and these other materials carefully when they become available because they will contain important information about the Company and the proposed acquisition.  Investors will be able to obtain free copies of the definitive proxy statement and white proxy card (when available) as well as other filed documents containing information about the Company at http://www.sec.gov, the SEC's Web site.  Free copies of the Company’s SEC filings are also available on the investor relations portion of the Company 's web site at www.ocp-inc.com.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed acquisition of the remaining shares of the Company.  Information regarding the officers and directors of the Company, including direct or indirect interests in the transaction, by securities holdings or otherwise, is set forth in the preliminary proxy statement and Schedule 13E-3 that the Company filed with the SEC on August 27, 2007 and will be set forth in other materials to be filed with the SEC in connection with the proposed acquisition.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits.

Exhibit 99.1   Press Release of the Company dated August 28, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 28, 2007	OPTICAL COMMUNICATION PRODUCTS, INC.
a Delaware corporation

	By:	/s/ Frederic T. Boyer
Frederic T. Boyer
Senior Vice President and CFO

EXHIBIT INDEX

Exhibit No.                                           Description

99.1	Press Release of the Company dated as of August 28, 2007.